COST OF SALES	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
COST OF SALES	COST OF SALES
    Cost of sales in 2021, 2020 and 2019 amounted to €2,080,613 thousand, €1,686,324 thousand and €1,805,310 thousand, respectively, consisting mainly of the cost of materials, components and labor related to the manufacturing and distribution of cars and spare parts and, to a lesser extent, engines sold to Maserati and engines rented to other Formula 1 racing teams. The remaining costs mainly include depreciation, insurance and transportation costs, as well as warranty and product-related costs, which are estimated and recorded at the time of shipment.
    Interest and other financial expenses from financial services activities included within cost of sales in 2021, 2020 and 2019 amounted to €16,639 thousand, €36,628 thousand and €45,083 thousand, respectively.